UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2008

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported in the Form 8-K filed December 3, 2007, effective November 28, 2007, Philip R. Lochner Jr. resigned from the Board of Directors of Consumers Energy Company (Consumers), the principal electric utility subsidiary of CMS Energy Corporation in order to remove any uncertainty regarding required authorizations by the Federal Energy Regulatory Commission (FERC) in connection with certain interlocking directorate positions with Consumers and Crane Co. Mr. Lochner presently serves on the Board of Directors of Crane Co., which in the past has sold to Consumers through its business segments and subsidiaries a small amount of electrical equipment, and CLARCOR, Inc., which has in recent years made no such sales to Consumers. Mr. Lochner received the necessary FERC authorization to serve on the Board of Directors of Consumers, Crane Co. and CLARCOR, Inc.

After receiving the necessary FERC authorization to serve on Consumers Board, effective January 24, 2008, the Consumers Board reappointed Philip R. Lochner Jr. to the Board of Directors of Consumers. He was also reappointed to the Compensation and Human Resources and Governance and Public Responsibility Committees of Consumers Board. With this reappointment, the Consumers Board of Directors again has eleven members.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2008, the Compensation and Human Resources Committees (the "C&HR Committees") of the Boards of Directors of CMS Energy and Consumers (the "Boards") approved the material terms of the Officer Incentive Compensation Plan (the "Plan"), including the corporate performance goals thereunder. The Plan includes the material terms detailed below, although the specific target levels for the corporate performance goals vary from year to year.

Corporate Performance: The composite plan performance factor will depend on corporate performance in two areas: (1) the adjusted net income per outstanding CMS Energy common share ("Plan EPS"); and (2) the corporate free cash flow of CMS Energy ("CFCF"). Plan EPS performance shall constitute one-half of the composite plan performance factor and CFCF performance shall constitute one-half of the composite plan performance factor. There will be a payout under the Plan if either Plan EPS performance is not less than 10 cents below target EPS or CFCF is not less than $100 million below target CFCF. Even if only one but not both of these target minimums is achieved, a partial payout would result. The composite plan performance factor to be used for payouts will be capped at a maximum of 200 percent. Annual awards under the Plan to Consumers' officers may be reduced by 25 percent in the event that there is no payout to non-officer, non-union employees under a separate Consumers’ employee incentive plan.

Annual Award Formula: Annual awards for each eligible officer will be based upon a standard award percentage of the officer's base salary as in effect on January 1 of the performance year. The maximum amount that can be awarded under the Plan for any Internal Revenue Code Section 162(m) employee will not exceed $2.5 million in any one performance year. Annual awards for officers will be calculated and made as follows: Individual Award = Base Salary times Standard Award % times Performance Factor %.

The standard award percentages for officers are based on individual salary grade levels and remain unchanged from the 2007 plan except for 2 eligible officers. The standard award percentage target for the Chief Executive Officer was increased to 100% from 65% and the Chief Operating Officer’s standard award percentage target was increased to 60 percent from 55 percent as described in the Form 8-K filed December 4, 2007.

Payment of Annual Awards: All annual awards for a performance year will be paid in cash no later than March 15th of the calendar year following the performance year provided that they first have been reviewed and approved by the C&HR Committees, and provided further that the annual award for a particular performance year has not been deferred voluntarily. The amounts required by law to be withheld for income and employment taxes will be deducted from the annual award payments. All annual awards become the obligation of the company on whose payroll the employee is enrolled at the time the C&HR Committees make the annual award.

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s Form 10-K, Consumers’ Form 10-K for the Year Ended December 31, 2006 and a form 8-K filed June 4, 2007 amending CMS Energy’s 2006 financial statements to reflect certain discontinued operations resulting from certain recent asset sales, as well as updated in CMS Energy’s and Consumers’ Forms 10-Q for the Quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 (CMS Energy’s and Consumers’ “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

January 30, 2008	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

January 30, 2008	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer